Execution Copy

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (“Agreement”), dated as of October 13, 2005, is made by and between MARKLAND TECHNOLOGIES, INC., a Florida corporation (the “Company”), and BRITTANY CAPITAL MANAGEMENT LTD., a Bahamian Corporation (the “Subscriber”).

Recitals

WHEREAS, upon the terms and subject to the conditions of the Private Equity Credit Agreement (“Purchase Agreement”) between the Subscriber and the Company, the Company may from time to time issue and sell to the Subscriber shares of the common stock of the Company (“Subscribed Shares”), $.0001 par value per share (the “Common Stock”) having an aggregate Purchase Price (as defined in the Purchase Agreement) of up to Five Million Dollars ($5,000,000); and

WHEREAS, to induce the Subscriber to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, “Securities Act”), and applicable state securities laws with respect to the Subscribed Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows:

1. Definitions.

(a) As used in this Agreement, the following terns shall have the following meanings:

(i) “Effective Date” shall mean the date on which the Registration Statement is declared effective by the SEC.

(ii)  “Potential Material Event” means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determination in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in the Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

(iii) “Registration Statement” shall have the meaning set forth in Section 2(a).

(iv) “Registrable Securities” means (i) 10,000,000 shares of Common Stock issuable as Subscribed Shares and (ii) 1,727,712 shares of Common Stock which may be issued to the Subscriber as Liquidated Damages Shares under Section 5(a) hereof.

(v)  “Registration” refers to the registration effected by preparing and filing a Registration Statement and the declaration or ordering of effectiveness of the Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(vi)  “Subscriber” has the meaning set forth in the preamble to this Agreement.

(vii) “Termination Date” shall mean the first anniversary of the Filing Date of the Registration Statement.

(b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

2. Registration; Termination.

(a)  Filing of Registration Statement. The Company shall prepare and file with the SEC, no later than October 17, 2005 (the “Filing Date”), a registration statement on Form SB-2, or such other appropriate form, covering the Registrable Securities and such other shares of Common Stock the Company may, in its sole discretion, desire to include in such registration statement (the “Registration Statement”).

(b)  Termination. If the Registration Statement is not declared effective by the Termination Date, then the commitment contained in the Purchase Agreement and in this Agreement shall terminate.

3. Obligations of the Company. In connection with the Registration Statement, the Company shall do the following:

(a)  Subject to Section 2(b), use all diligent efforts to cause the Registration Statement to become effective on the earlier of (a) ten (10) Trading Days after notice from the SEC that the Company may request acceleration of effectiveness with respect to the Registration Statement or (b) November 30, 2005 (the “Effectiveness Date”), and once effective, to keep the Registration Statement effective at all times (except during suspensions in the effectiveness of the Registration Statement in connection with post-effective amendments or as otherwise required by the SEC) until the date that is one year after the completion of most recent Closing Date under the Purchase Agreement (the “Registration Period”);

(b) Prepare and file with the SEC such amendments to the Registration Statement and such supplements the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective at all times during the applicable Registration Period (except during suspensions in the effectiveness of the Registration Statement in connection with post-effective amendments or as otherwise required by the SEC) and, during the Registration Period, to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities;

(c)  Permit a single firm of counsel designated by Subscriber (initially, ______________, ATTN: ______________, Esq.) (the “Subscriber’s Counsel”) to review the Registration Statement (including any pre-effective amendments thereto) not less than one (1) Trading Day prior to the filing of the Registration Statement or such pre-effective amendment, as the case may be, with the SEC, and not file any document in a form to which Subscriber’s Counsel reasonably objects, the cost of which review will be the responsibility of Subscriber;

(d)  Notify Subscriber and Subscriber’s Counsel and (if requested by any such person) confirm such notice in writing no later than one (1) Business Day following the day (or, in the case of (i)(A) below, not less than one (1) Business Day prior to the day): (i)(A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) whenever the SEC notifies the Company whether there will be a “review” of the Registration Statement, (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC in respect of the Registration Statement, and (D) with respect to the Registration Statement or any post-effective amendment thereto, when the same has been declared effective by the SEC; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or the prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event that to the knowledge of the Company makes any statement made in the Registration Statement or the prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement or the prospectus forming a part thereof in order that the Registration Statement or such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(e)  Furnish to Subscriber, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and the prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as the Subscriber may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by the Subscriber;

(f) Use reasonable efforts to (i) register and/or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Subscriber may reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to any registration statement and/or qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain the registration and/or qualification in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then existing contracts, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

(g) As promptly as practicable after becoming aware of such event, notify the Subscriber of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (“Registration Default”), and use all diligent efforts to promptly prepare a supplement to such prospectus or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and any other necessary steps to cure the Registration Default, and deliver a number of copies of such supplement or amendment to the Subscriber as the Subscriber may reasonably request;

(h) As promptly as practicable after becoming aware of such event, notify the Subscriber (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(i) Use its commercially reasonable efforts, if eligible, either to (i) cause all of the Registrable Securities to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of the Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation of the Registrable Securities as a “national market system security”within the meaning of Rule 11Aa2-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the quotation of the Registrable Securities on the Nasdaq Capital Market; or if, despite the Company’s commercially reasonable efforts to satisfy the preceding clause (i) or (ii); provided, however, that the Subscriber acknowledges that the Company does not currently meet the requirements for listing on a national securities exchange or the Nasdaq Capital Market and that nothing in this Section shall be construed to require the Company to pursue such qualification until such time as the Company satisfies such requirements for a period of not less than forty-five (45) consecutive days; and

Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies Subscriber in writing of the existence of a Potential Material Event (“Blackout Notice”), Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until Subscriber receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event.

4. Obligations of the Subscriber. In connection with the Registration, the Subscriber shall have the following obligations:

(a)  It shall be a condition precedent to the obligations of the Company relating to the Registration hereunder that the Subscriber shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities, as shall be reasonably required to effect the Registration and shall timely execute such documents in connection with the Registration as the Company may reasonably request.

(b)  The Subscriber agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder.

(c)  The Subscriber agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g)or 3(h), the Subscriber will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until the Subscriber receives the copies of the supplemented or amended prospectus contemplated by Section 3(g) or until the Subscriber receives notification from the Company that that any stop order or suspension in the effectiveness of the Registration Statement has been lifted, as applicable, and if so directed by the Company, the Subscriber shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Subscriber’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

5. Liquidated Damages.

(a) In the event the Registration Statement is not first declared effective on or before the Effectiveness Date (an “Event”), the Company shall incur liquidated damages in the amount of $50,000 per month (pro rata for any portion thereof) until the earlier of (i) the date on which the Registration Statement is first declared effective by the SEC or (ii) the Termination Date. Any such liquidated damages shall be payable monthly in arrears beginning on January 1, 2006 (the date any such liquidated damages shall become due, a “Payment Date,” and the amount due on any such Payment Date, a “Payment”). Any Payments shall be made in cash or, at the Company’s option, in the greatest whole number of shares of Common Stock obtained by dividing the applicable Payment by the Liquidated Damages Price (any such shares the “Liquidated Damages Shares”). For the purposes of this Section 5, the “Liquidated Damages Price” shall be a price per share of Common Stock equal to the lesser of (i) $0.04 and (ii) the average Bid Price for the five Trading Days immediately preceding the applicable Payment Date.

(b) It is hereby acknowledged by the parties hereto that right to payment of liquidated damages set forth in this Section 5 shall supersede any and all similar rights arising from any other agreement of the Company relating to the subject matter hereto, including but not limited to that certain Agreement Relating to Certain Securities Issued by Markland Technologies, Inc. and Technest Holdings, Inc., dated October 4, 2005.

6. Expenses of Registration. All reasonable expenses incurred in connection with the Registration, filings or qualifications pursuant to Section 3, including, without limitation, all Registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

7. Indemnification. After Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless, the Subscriber, the directors, if any, of such Subscriber, the officers, if any, of such Subscriber, and each person, if any, who controls the Subscriber within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of the Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being collectively referred to as “Violations”). The Company shall reimburse the Subscriber, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a) shall not (i) apply to any Claims arising out of or based upon (A) a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto or (B) any untrue statement or omission of a material fact in any prospectus that is corrected in any subsequent prospectus or prospectus supplement that was delivered to the Subscriber before the pertinent sale or sales by the Subscriber; or (ii) with respect to any preliminary prospectus, inure to the benefit of any person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person). The Subscriber will indemnify the Company, its officers, directors and agents (including legal counsel) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Subscriber, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions set forth in the previous sentence. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person or Indemnified Party.

(b) Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, as the case may be; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Subscriber, which counsel shall be selected by the Subscriber (subject to the approval of the Company, which shall not be unreasonably withheld). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

8.  Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made with respect to Claims for which there is no indemnification obligation under Section 7; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

9.  Reports under Exchange Act. With a view to making available to the Subscriber the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration under the Securities Act (“Rule 144”), the Company agrees to use its reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company Under the Exchange Act;

(c)  furnish to the Subscriber so long as the Subscriber owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company solely if unavailable by Edgar, and (iii) such other information as may be reasonably requested to permit the Subscriber to sell such securities pursuant to Rule 144; and

(d)  at the request of the Subscriber, give its Transfer Agent irrevocable instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent’s receipt from such Subscriber of:

(i) a certificate (a “Rule 144 Certificate”) certifying (A) that such Subscriber has held the shares of Registrable Securities which the Subscriber proposes to sell (the “Securities Being Sold”) for a period of not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

(ii) an opinion of counsel acceptable to the Company (for which purposes it is agreed that the Subscriber’s counsel shall be deemed acceptable if such opinion is not given by Company’s counsel) that, based o n t he Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective registration statement covering the Securities Being Sold, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent’s books and records (except to the extent any such legend or restriction results from facts other than the identity of the Subscriber, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Subscriber). If the Transfer Agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

10. Miscellaneous.

(a)  Registered Owners. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)  Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such tight. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c)  Benefit; Successors Bound. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

(d)  Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement and in the other documentation relating to the transactions contemplated by this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

(e)  Amendment. Any provision of this Agreement may be amended and the observance thereof maybe waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Subscriber. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Company and any subsequent transferees.

(f)  Severability. Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

(g)  Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at its executive office and (ii) if to the Subscriber, at the address set forth under its name in the Purchase Agreement, with a copy to its designated attorney, or at such other address as each such party furnishes by notice given in accordance with this Section 10(g), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, five (5) business days after deposit with the United States Postal Service.

(h) Assignment. Neither party may assign any of the rights and obligations hereunder without the express written consent of the other party.

(i)  Governing Law. This Agreement shall be governed by the interpreted in accordance with the laws of the State of New York without reference to its conflicts of laws rules or principles. Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

(j)  Further Assurances. In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

(k) Section Headings. The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(l)  Construction. Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(m)  Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

COMPANY:

MARKLAND TECHNOLOGIES, INC.

By: ___________________________
Name:_________________________
Title:__________________________

SUBSCRIBER:

BRITTANY CAPITAL MANAGEMENT LIMITED

By: __________________________
Name:
Title: Director

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